HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042   HV-4899 – PremierSolutions New Jersey Institutions of Higher Education

Supplement dated January 31, 2018 to your Prospectus

FUND LIQUIDATION

MassMutual Premier Value Fund – Class R4

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which the MassMutual Premier Value Fund (the “Fund”) will be dissolved.  Effective on or about March 23, 2018 (the “Termination Date”) shareholders of the Fund will receive proceeds in proportion to the number of shares held on the Termination Date.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalent and therefore may not be able to meet its investment objective.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.